SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          Net Tech International, Inc.
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                (Name of Registrant as Specified in its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

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     2.   Aggregate number of securities to which transaction applies:

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     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4.   Proposed maximum aggregate value of transaction:

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     5.   Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

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     2.   Form, Schedule or Registration Statement No.:

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     4.   Date Filed:

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
                                      NET/
                               [LOGO]  TECH
                              INTERNATIONAL, INC.
                       A Network of Innovative Technology
                       ----------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Net/Tech International, Inc.

Notice is hereby given that a Special Meeting of Shareholders of Net/Tech International, Inc. (the "Company") will be held at the Company's corporate office located at 185 Route 36, West Longbranch, New Jersey 07764, on June 28, 2000, at 11:00 A. M. local time. The meeting is called for the following purposes:

     To vote upon a 1-for-20 reverse split of the Company's Common Stock prior to the ROI acquisition in lieu of the 1-for-6 reverse split as approved by the Shareholders at the Annual Meeting. All other terms and conditions of the ROI acquisition will remain the same.

The close of business on June 8, 2000, has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed.

All Shareholders are cordially invited to attend the meeting. PLEASE NOTE THAT IF YOU ARE NOT ABLE TO ATTEND THE MEETING PLEASE RETURN THE ENCLOSED PROXY VIA MAIL OR FAX.

                                        By Order of the Board of Directors

                                        Anna Capozzi, Assistant Secretary

Dated June 12, 2000

                185 Route 36, West Longbranch, New Jersey, 07764
                 o Telephone (732)345-1100 o Fax (732)345-0113

                          NET/TECH INTERNATIONAL, INC.

                                  ------------

                                 PROXY STATEMENT

                                  ------------

This Proxy Statement is furnished to shareholders of Net/Tech International, Inc. (the "Company") in connection with the solicitation of proxies for use at a Special Meeting of Shareholders (the "Special Meeting") and at any postponement or adjournment thereof. The Special Meeting will be held at the Net/Tech corporate office located at 185 Route 36, West Longbranch, New Jersey 07764, on June 28, 2000, at 11:00 A. M. local time.

The Special Meeting is being held for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the Notice of Special Meeting are being provided to shareholders beginning on or about June 12, 2000. The Company, a Delaware Corporation, has its principal executive offices at 185 Route 36, West Longbranch, New Jersey 07764.

SOLICITATION OF PROXIES AND REVOCABILITY

The Company is soliciting proxies. The cost of distributing the Proxy Statement and Notice of Special Meeting will be borne by the Company. Brokerage houses and nominees will be requested to supply lists of or forward the information materials to the beneficial owners. The Company, upon request, will reimburse such brokerage houses and nominees for their reasonable expenses in forwarding information materials to their beneficial owners. Proxies will be voted as indicated and, if no designation is made, in the discretion of the proxy. Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of proxies by filing written notice of such revocation with the Secretary of the Special Meeting. Presence at the Special Meeting does not of itself revoke the proxy. All shares represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted FOR the Item below.

VOTING SECURITIES

The Company presently has one class of capital stock outstanding: Common Stock, par value $.01 per share ("Common Stock").

     As of June 8, 2000 (the "Record Date"), there were issued and outstanding 9,791,103 shares of Common Stock.

     Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters.

RESULTS OF THE ANNUAL MEETING

The Company held its annual meeting on March 20, 2000. The Shareholders voted on and approved nine items. All voting took place in accord with the Company's bylaws and the items up for vote and the results are as follows:

1. To vote upon the acquisition by the Company of Results Oriented Integration Corporation d/b/a ROI Corporation, a privately-held Georgia corporation
     (ROI), through the issuance of 6,118,918 post-split shares of Common Stock to be exchanged for all of the issued and outstanding shares of common stock of ROI as follows:
          (1)  2,352,988 shares will be delivered at closing; and
          (2) 3,765,930 shares will be placed in escrow with a portion released each fiscal year based on profitability of the Company for the fiscal years ending in 2000, 2001, 2002, 2003, 2004, and 2005.
     Item 1 passed by a vote of 4,358,015 votes for and 2,215,110 votes against with 1,000 votes abstaining.

2. To vote upon an amendment to the Company's certificate of incorporation changing the name of the Company to Return On Investment Corporation d/b/a ROI Corporation (or some similar name based on availability).
     Item 2 passed by a vote of 4,358,015 votes for and 2,215,110 votes against with 1,000 votes abstaining.

3.   To ratify the appointment of BDO Seidman as independent public accountants.
     Item 3 passed by a vote of 4,387,915 votes for and 2,185,110 votes against with 1,100 votes abstaining.

4.   To elect the Board of Directors.
     Item 4 passed by a vote of 4,405,748 votes for and 2,153,997 votes against with 14,400 votes abstaining.

5. To vote upon an amendment to the Company's certificate of incorporation increasing the number of authorized shares of Common Stock to 100,000,000 shares (before the reverse split).
     Item 5 passed by a vote of 4,356,315 votes for and 2,216,710 votes against with 1,100 votes abstaining.

6.   To vote upon a 1-for-6 reverse split of the Company's Common Stock.
     Item 6 passed by a vote of 4,351,965 votes for and 2,221,060 votes against with 1,100 votes abstaining.

7. To vote upon issuance of up to 150,000 post-split shares of the Company's Common Stock in lieu of payment of debt.
     Item 7 passed by a vote of 4,355,815 votes for and 2,217,210 votes against with 1,100 votes abstaining.

8. To vote upon a private offering of from 2,000,000 to 3,000,000 post-split shares of the Company's Common Stock.
     Item 8 passed by a vote of 4,147,657 votes for and 2,217,810 votes against with 208,658 votes abstaining.

9. To vote upon institution of an incentive stock option plan for up to 1,000,000 post-split shares of the Company's Common Stock.
     Item 9 passed by a vote of 4,147,657 votes for and 2,217,810 votes against with 208,658 votes abstaining.

ITEM UP FOR VOTE AT THE SPECIAL MEETING

A condition precedent to the closing of the ROI acquisition is a private offering of a minimum of $4 million. The valuation of the Company and its ability to raise capital was based on certain assumptions related to the Company's agreement with GOJO Industries. In recent communications, GOJO informed the Company that it has ceased commercialization of the patents it acquired from the Company. GOJO has stopped making payments to the Company and has proposed transferring the patent estate back to Net/Tech in exchange for termination of the agreement and a general release. Due to the GOJO situation and current market conditions, an adjustment to the terms of the ROI acquisition is required to successfully complete the private offering and close the ROI acquisition.

Based on the recommendation of the Board of Directors, the Company is convening a Special Meeting of the shareholders with regard to the following:

     To vote upon a 1-for-20 reverse split of the Company's Common Stock prior to the ROI acquisition in lieu of the 1-for-6 reverse split described above in Item 6 as approved by the Shareholders at the Annual Meeting. All other terms and conditions of the ROI acquisition will remain the same, with no change to the number of shares as described in Items 1, 5, 7, 8, and 9 above.

If the ROI acquisition does not close, the Company will not be able to pay its debts and will be forced to cease operating.

Prior to the split, the Company had 9,791,103 shares issued and outstanding and 1,341,667 options and warrants. As a result of the split, there will be approximately 490,000 shares and 67,100 options and warrants issued and outstanding.

The Board of Directors has unanimously recommended the 1-for-20 reverse split. Fractional shares will be rounded up. Shareholders as of the record date are entitled to vote at the Special Meeting in person or by proxy. Shareholders holding a third of the total number of shares outstanding shall be sufficient to constitute a quorum for the transaction of any business and a majority of the votes cast shall determine the outcome of any vote. Broker non-votes and abstentions should have no effect.

ADDITIONAL INFORMATION

The Company will provide without charge to each person, on written request of such person, a copy of any of the following (as filed with the Securities and Exchange Commission): Annual Report of the Company on Form 10-KSB for the year ended November 30, 1999, Quarterly Report of the Company on Form 10-QSB for the quarter ended February 29, 2000, Proxy Statement dated February 14, 2000. All such requests should be directed to the attention of the Secretary, Net/Tech International, Inc., 185 Route 36, West Longbranch, New Jersey 07764.

NET/TECH INTERNATIONAL, INC.

West Longbranch, New Jersey
June 12, 2000

FORWARD LOOKING STATEMENTS
Statements wherein the terms "believes," "intends," or "expects" appear are intended to reflect "forward looking statements" of the Company. The information contained herein is subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements or paragraphs. Readers should carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission, including the most recent Special Report on Form 10-KSB, Quarterly Reports on Form 10-QSB and any Current Reports on Form 8-KSB.

                                      PROXY

                          NET/TECH INTERNATIONAL, INC.
                 185 Route 36, West Longbranch, New Jersey 07764
                  Telephone (732) 345-1100 - Fax (732) 345-0113

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates and appoints Glenn E. Cohen, the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to vote with respect to the shares of Common Stock of NET/TECH INTERNATIONAL, INC. (the "Company") standing in the name of the undersigned at the close of business on June 8, 2000, at the Special Meeting of Shareholders to be held at the offices of the Company at One West Front Street, Suite 30, Red Bank, New Jersey, on June 28, 2000 at 11:00 A.M. local time, and at any and all adjournment or adjournments thereof, with all powers that the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated below.

VOTING INSTRUCTIONS - MARK YOUR VOTE (FOR, AGAINST, ABSTAIN) PLACE "X" ONLY IN ONE BOX. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE
FOLLOWING:

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Item:To vote upon a 1-for-20  reverse split of the Company's  Common Stock prior to the ROI acquisition in lieu of the 1-for-6 reverse split as approved by the Shareholders at the Annual Meeting. All other terms and conditions of the ROI acquisition will remain the same.
     FOR  [ ]                AGAINST  [ ]                ABSTAIN  [ ]
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                   PLEASE COMPLETE, DATE AND SIGN THIS PROXY.
       RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR FAX TO (732) 345-0113.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated June 12, 2000. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares represented by this Proxy and, filing this Proxy with the Secretary of the Company gives notice of such revocation. WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED FOR SUCH PROPOSALS AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.


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DATE

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SIGNATURE                                     SIGNATURE IF JOINTLY HELD

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PRINT NAME                                    PRINT NAME IF JOINTLY HELD